UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08002

KOREA EQUITY FUND, INC.

Two World Financial Center, Building B
New York, NY 10281

Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, NY 10281

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	October 31, 2012

Date of reporting period:	April 30, 2012

ITEM 1.  REPORT TO SHAREHOLDERS

KOREA EQUITY FUND, INC.

June 25, 2012

To Our Shareholders:

We present the Semi-Annual Report of Korea Equity Fund, Inc. (the “Fund”) for the six months ended April 30, 2012.

The Net Asset Value per share (“NAV”) of the Fund on April 30, 2012 was $10.66, representing a decrease of 1.1%, after giving effect for the reinvestment of income dividends and long term distributions, during the six months ended April 30, 2012. The closing New York Stock Exchange (“NYSE”) market price of the Fund on April 30, 2012 was $9.60, representing a discount of 9.9% to the NAV. The net assets of the Fund amounted to $103,844,440 on April 30, 2012.

The Korea Composite Stock Price Index (“KOSPI”) increased from 1,909.0 to 1,982.0, or 3.8% in local currency terms, during the period. Including the South Korean won (“Won”) depreciation of 1.6% during the period, this represented a total increase of 2.2% in United States (“U.S.”) dollar terms. The Fund’s NAV underperformed the KOSPI, in U.S. dollar terms, by 3.3% during the period. The Fund’s share price (quoted on the NYSE) decreased by 1.8%, after giving effect for the reinvestment of income dividends and long term distributions, during the six months.

For the quarter ended April 30, 2012, the KOSPI increased from 1,955.8 to 1,982.0, or 1.3% in local currency terms. Including the Won depreciation of 0.3% for the quarter, this represented a total increase of 1.0% in U.S. dollar terms. The NAV of the Fund increased by 4.0% and outperformed the KOSPI, in U.S. dollar terms, by 3.0%. The Fund’s share price increased by 1.1% during the quarter.

South Korean Economy

The Bank of Korea reduced the growth forecast for South Korea's gross domestic product ("GDP") from 3.7% in December 2011 to 3.5% in April 2012. Real GDP recorded a growth rate of 2.8% year-over-year ("yoy") in the first quarter of 2012 (1Q12). Real GDP increased by 0.9% quarter-over-quarter ("qoq") in 1Q12 (vs. 0.3% qoq in the fourth quarter of 2011), South Korea’s fastest growth rate in a year. Growth came mainly from investments in construction (+2.1%) and facility investments (+9.1%). Strong government spending (+4.4%) also supported the headline growth rate. On the other hand, Korean exports fell 4.7% (yoy) in April 2012, sinking below consensus expectations, but bringing export growth for the year to date to 0.9%. Recent export data showed continued weakened demand from the European Union and mainland China and resilient demand from emerging markets. Exports of automobiles and machinery rose 13.6% (yoy) and 8.5% (yoy), respectively, largely from strong demand from the United States.

During the period under review, the Consumer Price Index ("CPI") headline inflation decreased from 4.2% in November 2011 to 2.5% in April 2012. The decrease was due to a decline in food product prices (-2.0% month-overmonth ("mom")) and healthcare product prices, such as regulated prescription drug prices (-10.1% mom). In May 2012, the Monetary Policy Committee of the Bank of Korea kept its policy rate unchanged at 3.25% for the eleventh consecutive month.

Consumer confidence declined from 103 in November 2011 and bottomed out at 98 in January 2012. In May 2012, consumer confidence was at 105. The jobless rate has remained stable, hovering between 3% and 4%.

The ruling party's victory in April 2012's general elections cleared some uncertainty, as there were expectations that the populist opposition could regain power.

South Korean Stock Market

During the period under review, the KOSPI increased from 1,909.0 to 1,982.0. Sectors that underperformed in 2011 led the gains in the first quarter of 2012. Consumer Electronics sector stocks, such as Samsung Electronics Co., Ltd., outperformed due to positive earnings from stronger than expected handset sales. Automobile Equipment and Parts sector stocks, such as Hyundai Mobis and Hyundai Motor Company, continued to outperform due to strong sales and increased overseas market share. Shipbuilders exposed to the offshore segment outperformed based on attractive valuations and high oil prices, which could lead to more offshore contracts. Shipping company stocks also outperformed due to the idling of spare capacity and rising freight rates. Banks and brokerages rebounded in the first quarter of 2012 when valuations bottomed out aided by improving liquidity conditions. However, some of these gains were lost in April 2012 due to European debt concerns.

Auto parts suppliers underperformed based on concerns about a margin squeeze from vehicle makers. Petrochemicals and refiners underperformed during the period on news of unexpectedly weak demand for chemicals from China. Retailers also lagged behind as they posted weak same-store sales growth. Construction stocks lagged behind the market as overseas orders were below expectations. Insurers underperformed during the period on concerns about cuts to auto insurance premiums. Steel companies fared poorly during the review period due to weak pricing and concerns over a lack of supply from Chinese steel mills.

Portfolio Management Activity

Within the Consumer Electronics sector, the Fund reduced its position in CrucialTec Co., Ltd. due to weaker than expected results. The main clients of CrucialTec Co., Ltd., Research In Motion and Nokia, are struggling and the Fund does not see a turnaround in their respective businesses yet. Within the Information and Software sector, we added positions in NCsoft Corporation due to its strong pipeline of game launches and good earnings visibility for the second half of this year.

The Fund added Hanjin Shipping Co., Ltd. to the portfolio, as the Fund believes it may benefit from rising freight rates as shippers continue their disciplined approach to idling spare capacity. The Fund added Cheil Worldwide Inc. as it may benefit from the global marketing efforts of Samsung Electronics Co., Ltd. CJ Cheiljedang Corporation was added to the portfolio based on attractive valuations and its biotech business, lysine in particular, which continues to do well in China.

The Fund disposed of its position in LG Chem Ltd. after weaker-than-expected quarterly earnings. Its petrochemical division remains challenged due to weak demand from China. The Fund trimmed its position in KT&G Corporation due to the absence of a positive catalyst and a lackluster earnings growth profile. The Fund disposed of its position in Korea Aerospace Industries Ltd. due to poor valuations and uncertainty over a potential change in the controlling shareholder. The Fund sold its position in Hi-mart Co., Ltd. after its outperformance during the review period as valuations were at a premium to other retailers. The Fund also sold Mando Corp. during the review period due to its valuation premium.

The Fund participated in two initial public offerings. Wonik Materials Company Ltd. surged and the Fund disposed of it to lock in the associated gains. Huvis Corporation underperformed despite reporting a strong set of numbers as investors were concerned about the company's near-term profitability.

Investment Strategy

Risk-averse sentiment has prevailed throughout the global financial markets recently amid new concerns about the prospects for European sovereign debt. China's slowing growth rate is also a concern. Recent economic indicators have presented mixed signals, with signs that the Western economies are at a standstill together with a recovery for Asian industrial countries. The Fund believes the outlook for global economic growth remains reasonably optimistic and financial markets in the near future may be highly dependent on monetary policy.

For Korea, the market outlook remains largely unchanged. Korea favors globally competitive companies that are emerging in three sectors in particular-Automobiles, Technology, and Heavy Industrial. The global market share of Korean companies in these sectors has increased over the years. The Fund favors consumer stocks with brand leadership and companies that are able to pass on higher costs to customers. Consumer stocks also include entertainment companies that have gained traction in other markets. On the other hand, the Fund will maintain underweight positions in highly regulated sectors such as Telecommunications, Refiners and Banks as earnings are unlikely to change.

Consumer Electronics stocks have outperformed (largely due to Samsung Electronics Co., Ltd.) as they remain highly competitive in the global arena. Brand equity has also improved tremendously over the years, such as Samsung Electronics Co., Ltd.'s gain in handset market share. The Fund is also positive about gaming companies with strong project execution ability. Earnings tend to be less cyclical and more resilient in such an environment, so the Fund holds overweight positions in these sectors.

Although valuations remain attractive in the Banking and Financial Services sector, regulatory risks continue to exert pressure. For banks, the Fund does not see a turnaround in lending growth and net interest margins continue to come under pressure. The Banking and Financial Services sector is highly competitive. These companies are sitting on excess capital but the visibility on their employment of this excess capital remains poor. The Fund will look to add weight if any stocks appear to discount excessive risks.

Automobile stocks remain among the biggest overweight sector positions and have again outperformed the market during the period under review. Valuations are above historical averages but they are not demanding either. The sector has consistently beaten market expectations in terms of earnings and global sales. Market share gains remain an ongoing trend due to stronger brand equity. A pipeline of new launches also remains robust and this should act as a catalyst. We will continue to monitor the sector closely and trim our positions if valuations become excessive.

Among the industrials stocks, the Fund favors companies that are best positioned to benefit from strong overseas order momentum. The Fund expects this trend to continue as governments in emerging countries, such as countries located in the Middle East in particular, have doubled their budgets for building power plants and other infrastructure projects. Korean companies have increased their overseas market share over the last decade and due to their strong track record, more orders should materialize. However, the Fund acknowledges margin pressure due to increasing competition. Hence, the Fund retains companies that can demonstrate a good track record. Most construction stocks are still trading at mid cycle valuations which gives the Fund comfort with the position.

We appreciate your continuing support of your Fund.
Sincerely,

Masashi Terachi
President

DISCLOSURES

Sources: Nomura Asset Management U.S.A. Inc. and Bloomberg L.P. Past performance is not indicative of future results.

The NAV price is adjusted for reinvestment of income dividends and capital gain distributions. The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends and capital gain distributions. The Fund’s performance does not represent sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice. It should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the South Korean Won/U.S. Dollar exchange rate. This report is for informational purposes only. Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged. You cannot invest directly into an index.

The Board of Directors and officers of the Korea Equity Fund, Inc. take this opportunity to express their appreciation to Mr. Shigeru Shinohara who has been assigned to new duties at Nomura Asset Management U.K. Limited. Mr. Shinohara has served as President of Nomura Asset Management U.S.A. Inc., the Fund’s manager, and President of the Fund since 2007.

The Board of Directors of the Fund has elected Mr. Masashi Terachi to serve as the President of the Fund and a member of its Board of Directors. Mr. Terachi most recently served as Managing Director of Nomura Asset Management Singapore Limited, an affiliate of Nomura Asset Management U.S.A. Inc.

SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at (800) 426-5523 for information concerning their accounts.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the web-site of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s web site at http://www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files a schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FUND CERTIFICATION

In September 2011, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s web site at http://www.sec.gov.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet website.

KOREA EQUITY FUND, INC.

FUND HIGHLIGHTS—APRIL 30, 2012

(Unaudited)

KEY STATISTICS:
Net Assets	$103,844,440
Net Asset Value per Share	$10.66
Closing NYSE Market Price	$9.60
Percentage increase in Net Asset Value per Share*†	(1.1%)
Percentage increase in NYSE Market Price*†	(1.8%)

MARKET INDEX:	SOUTH KOREAN WON	U.S.$
Percentage increase in Korea Composite Stock Price Index*	3.8%	2.2%

*From November 1, 2011 through April 30, 2012
†Reflects the percentage change in share price

ASSET ALLOCATION:
Korean Equity Securities	98.8%
Foreign Currency	1.5%
Liabilities Less Other Assets, Net	(0.3%)
Net Assets	100.0%

INDUSTRY DIVERSIFICATION:

	% of Net Assets		% of Net Assets
Consumer Electronics	22.1	Wholesale	5.4
Automotive Equipment and Parts	17.6	Banking and Financial Services	4.4
Services	15.8	Information and Software	4.0
Miscellaneous Manufacturing	11.4	Retail	3.0
Insurance	7.4	Chemicals and Pharmaceuticals	2.1
Transportation	5.6

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE:

Issuer	Market Value	% of Net Assets
Samsung Electronics Co., Ltd.	$21,889,135	21.1
Hyundai Mobis	14,974,255	14.4
Samsung Engineering Co., Ltd.	5,899,973	5.7
Korea Zinc Co.,Ltd.	4,329,913	4.2
NCsoft Corporation	3,886,108	3.7
FilaKorea Ltd	3,434,599	3.3
Hyundai Motor Company	3,308,962	3.2
Dongbu Insurance Co., Ltd.	3,137,395	3.0
Hanjin Shipping Co., Ltd.	2,984,709	2.9
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	2,850,799	2.7

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS

APRIL 30, 2012

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
KOREAN EQUITY SECURITIES

Automotive Equipment and Parts
Hyundai Mobis	55,059	$7,760,291	$14,974,255	14.4
Automotive service components
Hyundai Motor Company	13,934	1,172,048	3,308,962	3.2
Passenger cars, trucks, autoparts, and commercial vehicles
Total Automotive Equipment and Parts		8,932,339	18,283,217	17.6

Banking and Financial Services
BS Financial Group Inc.	186,610	2,047,830	1,922,794	1.8
Banking-related financial services
Hana Financial Group Inc.	19,750	644,085	678,625	0.6
Banking-related financial services
Samsung Card Co., Ltd.	67,890	2,298,683	2,083,565	2.0
Credit card services
Total Banking and Financial Services		4,990,598	4,684,984	4.4

Chemicals and Pharmaceuticals
Celltrion, Inc.	57,315	2,130,398	1,614,543	1.6
Biopharmaceutical products
Green Cross Corporation	4,104	450,063	486,389	0.5
Manufactures household medical drugs
Total Chemicals and Pharmaceuticals		2,580,461	2,100,932	2.1

Consumer Electronics
CrucialTec Co., Ltd.†	125,327	1,964,112	1,000,931	1.0
Optic based input devices
Samsung Electronics Co., Ltd.	17,805	10,495,809	21,889,135	21.1
Consumer electronics, computers, and telecommunications
Total Consumer Electronics		12,459,921	22,890,066	22.1

Information and Software
Infraware, Inc.†	40,753	572,205	329,801	0.3
Application software
NCsoft Corporation	14,996	4,095,710	3,886,108	3.7
Online gaming
Total Information and Software		4,667,915	4,215,909	4.0

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS—(continued)

APRIL 30, 2012

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
Insurance
Dongbu Insurance Co., Ltd.	78,480	$2,848,363	$3,137,395	3.0
Non-life insurance
Korean Reinsurance Company	61,808	713,836	748,923	0.7
Life and non-life insurance
Samsung Life Insurance Co., Ltd.	19,514	1,665,051	1,725,910	1.7
Life insurance
Samsung Fire & Marine Insurance Co., Ltd.	10,602	2,020,054	2,025,412	2.0
Non-life insurance
Total Insurance		7,247,304	7,637,640	7.4
Miscellaneous Manufacturing
CJ CheilJedang Corporation	7,796	2,458,414	2,578,786	2.5
Food and life science business
Duksan Hi-Metal Co., Ltd.†	41,638	831,423	854,377	0.8
Solder balls used for electronics package types
Finetec Corporation†	151,605	675,691	547,073	0.5
Superconducting materials
Huvis Corporation†	24,130	265,366	177,136	0.2
Textile products and services
Korea Zinc Co., Ltd.	13,376	3,466,750	4,329,913	4.2
Non-ferrous metals
KT&G Corporation	15,405	977,083	1,057,293	1.0
Tobacco
Lock&Lock Co., Ltd.	79,363	2,510,346	2,165,435	2.1
Plastic food storage
Viatron Technologies Inc.†	10,688	149,161	150,302	0.1
Equipment for display products
Total Miscellaneous Manufacturing		11,334,234	11,860,315	11.4
Retail
Hyundai Home Shopping Network Corporation	9,567	1,069,661	1,167,688	1.1
Merchandiser of consumer products
Lotte Shopping Co., Ltd.	6,226	2,051,451	1,932,805	1.9
Department and discount stores
Total Retail		3,121,112	3,100,493	3.0

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS—(continued)

APRIL 30, 2012

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
Services
Cheil Worldwide Inc.	60,210	$1,017,156	$1,049,075	1.0
Marketing communications
CJ CGV Co., Ltd.	58,240	1,427,968	1,367,596	1.3
Movie theaters
Grand Korea Leisure Co., Ltd.	69,010	1,163,423	1,449,598	1.4
Casino hotels
Hana Tour Service Inc.	29,442	1,211,145	1,214,761	1.2
Travel related services
Hotel Shilla Co., Ltd.	38,760	886,181	1,813,474	1.7
Hotels
Paradise Co., Ltd.	268,668	1,711,873	2,376,226	2.3
Casinos, spas, and hotels
Samsung Engineering Co., Ltd.	31,027	3,128,942	5,899,973	5.7
Engineering and construction
SK C&C Co., Ltd.	9,993	1,026,399	826,379	0.8
Computer services
S.M. Entertainment Co., Ltd†	12,275	437,626	440,235	0.4
Entertainment services
Total Services		12,010,713	16,437,317	15.8

Transportation
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	101,680	2,593,191	2,850,799	2.7
Shipbuilding
Hanjin Shipping Co., Ltd.†	217,020	3,333,083	2,984,709	2.9
Marine transportation
Total Transportation		5,926,274	5,835,508	5.6

Wholesale
Fila Korea Ltd.	48,061	3,416,253	3,434,599	3.3
Textile and apparel
GS Retail Company Ltd.	23,230	391,179	490,015	0.5
Owns and operates various stores and online retail businesses
Samsung C&T Corporation	23,980	1,176,570	1,628,854	1.6
Import/export
Total Wholesale		4,984,002	5,553,468	5.4

TOTAL SOUTH KOREAN EQUITY SECURITIES		$78,254,873	$102,599,849	98.8

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS—(continued)

APRIL 30, 2012

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
INVESTMENTS IN FOREIGN CURRENCY

South Korea Won		$1,601,470	$1,601,470	1.5
Non-interest bearing account
TOTAL INVESTMENTS IN FOREIGN CURRENCY		1,601,470	1,601,470	1.5
TOTAL INVESTMENTS		$79,856,343	$104,201,319	100.3
LIABILITIES LESS OTHER ASSETS, NET			(356,879)	(0.3)
NET ASSETS			$103,844,440	100.0

†Non-income producing security.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of April 30, 2012.

South Korean Won    KRW 1,130.65 = USD $1.00

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2012

(Unaudited)

ASSETS:
Investments in securities, at market value (cost—$78,254,873)	$102,599,849
Investments in foreign currency, at market value (cost—$1,601,470)	1,601,470
Receivable for investments sold	1,500,841
Receivable for dividends and interest, net of withholding taxes	29,361
Cash and cash equivalents.	392,267
Total Assets	106,123,788

LIABILITIES:
Payable for investments purchased	2,107,727
Accrued management fee	72,303
Other accrued expenses	99,318
TotalLiabilities	2,279,348

NET ASSETS:
Capital stock (par value of 9,740,623 shares of capital stock outstanding, authorized 100,000,000, par value $0.10 each)	974,062
Paid-in capital	69,507,008
Accumulated net realized gain on investments and foreign currency transactions	13,325,085
Net unrealized appreciation on investments and foreign currency transactions	24,345,079
Accumulated net investment loss	(4,306,794)
Net Assets	$103,844,440
Net asset value per share	$10.66

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2012

(Unaudited)

INCOME:
Dividend income (less $168,509 of withholding taxes)	$852,758
Interest income	113
Total Income.		$852,871
EXPENSES:
Management fees	462,942
Legal fees	349,340
Custodian fees	61,020
Directors’ fees and expenses	60,060
Auditing and tax reporting fees	48,230
Annual meeting expenses	31,020
Shareholder reports	21,760
Transfer agency fees	17,290
Registration fees	15,470
Miscellaneous fees	8,914
Total Expenses		1,076,046
INVESTMENT LOSS—NET		(223,175)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments	9,550,617
Net realized gain on foreign currency transactions	105,419
Net realized gain on investments and foreign currency transactions	9,656,036
Net change in unrealized depreciation on investments	(5,218,953)
Net change in unrealized depreciation on foreign currency transactions and translation	(1,431,558)

Net realized and unrealized gain on investments and foreign currency transactions and translation	3,005,525
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,782,350

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
FROM INVESTMENT ACTIVITIES:
Net investment loss	$(223,175)	$(1,474,323)
Net realized gain on investments	9,550,617	30,639,953
Net realized gain (loss) on foreign currency transactions	105,419	(114,736)
Change in net unrealized depreciation on investmentsand foreign currency transactions and translation	(6,650,511)	(15,584,667)
Increase in net assets derived from investment activities	2,782,350	13,466,277

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0.46 per share)	(4,070,960)	0
Capital gain ($2.605 per share)	(23,054,020)	0
Decrease in net assets derived from distributions to shareholders	(27,124,980)	0

FROM CAPITAL SHARE TRANSACTIONS:
Net asset value of shares reinvested as part of capital gain distribution	18,172,147	0
Net asset value of shares distributed as part of tender offer	(11,180,076)	(28,297,607)
Decrease in net assets derived from capital share transactions	6,992,071	(28,297,607)

NET ASSETS:
Beginning of period	121,194,999	136,026,379
End of period (including accumulated net investment loss of $4,306,794 and $12,659, respectively)	$103,844,440	$121,194,999

See notes to financial statements.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

APRIL 30, 2012

1. Significant Accounting Policies

Korea Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment management company. The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993. The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in equity securities of South Korean companies.

In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and are stated in United States dollars. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

(a) Valuation of Securities—Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the U.S. over-the-counter market (as opposed to the over-the-counter market for foreign investors in South Korea) are valued at the last reported sales price as of the close of business on such day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Foreign Currency Transactions—Transactions denominated in South Korean Won (“Won”) are recorded in the Fund’s records at the prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

The net assets of the Fund are presented at the exchange rate and market values on April 30, 2012. The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at April 30, 2012, and such changes are included in net change in unrealized depreciation on foreign currency transactions and translation on the statement of operations. Net realized foreign exchange gains or losses include gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

(c) Security Transactions, Investment Income, Distributions to Shareholders—Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on a first in first out basis.

Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS -- (Continued) (Unaudited)

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is provided in the form of cash, which will be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks. On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future. During the fiscal year ended October 31, 2011 and semi-annual period ended April 30, 2012, the Fund did not earn fees from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Capital Account Reclassification—For the year ended October 31, 2011, the Fund’s accumulated net investment loss was decreased by $1,629,727 and the accumulated net realized loss was decreased by $1,629,727. The adjustments were a result of the reclassification of foreign exchange losses, tax treatment of the realized gains/losses upon disposition of passive foreign investment company stock, and net operating loss. These had no impact on net assets.

(e) Income Taxes—A provision for United States income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under South Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 16.5% and 13.2%, respectively, and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

The Fund evaluates tax positions taken or expected to be taken in accordance with GAAP, to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. As of and during the six months ended April 30, 2012, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the six months, the Fund did not incur any interest or penalties.

(f) Subscription for New Shares—As part of their annual corporate action matters, certain South Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund normally subscribes to new share offerings by South Korean companies.

(g) Use of Estimates in Financial Statement Preparation—The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(h) Concentration of Risk—A significant portion of the Fund’s net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers. Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(i) Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on the Fund’s experience, the Fund expects the risk of loss to be remote.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

2.	Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM”), as investment adviser for the Fund, and effective July 24, 2001, the shareholders approved NAM retaining its wholly-owned subsidiaries, Nomura Asset Management Hong Kong Limited (“NAM-Hong Kong”) and Nomura Asset Management Singapore Limited (“NAM-Singapore”), as investment sub-advisers for the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee computed at the annual rate of 0.85% of the Fund’s average weekly net assets. Under the management agreement, the Fund paid or accrued fees to the Manager of $462,942 for the six months ended April 30, 2012. Under the Investment Advisory Agreement, the Manager informed the Fund that NAM received sub-advisory fees of $121,318 from the Manager for the six months ended April 30, 2012. In addition, NAM-Hong Kong and NAM-Singapore received sub-advisory fees of $26,960 and $121,318, respectively. At April 30, 2012, the management fee payable to the Manager by the Fund was $72,303.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the six months ended April 30, 2012. The Fund pays each Director not affiliated with the Manager an annual fee of $12,000 plus $1,500 per meeting attended or $1,000 per telephone meeting attended, together with such Director’s actual expenses related to attendance at meetings. The Chairman of the Board, presently Rodney A. Buck, who is not affiliated with the Manager, is paid an additional annual fee of $5,000. The Chairman of the Audit Committee, presently David B. Chemidlin, receives an additional annual fee of $1,000. Such fees and expenses for unaffiliated Directors aggregated $60,060 for the six months ended April 30, 2012.

3.	Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the six months ended April 30, 2012 were $34,110,272 and $52,850,463, respectively.

4.	Rights Offering

The Fund issued to its shareholders of record as of the close of business on January 19, 2007 transferable Rights to subscribe for up to an aggregate of 2,803,000 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held (“Primary Subscription”). During February 2007, the Fund issued a total of 2,803,000 shares of Common Stock on exercise of such Rights at the subscription price of $9.76 per share, compared to a net asset value per share of $12.30 and a market value per share of $10.79. A sales load of 3.75% was included in the subscription price. Offering costs of approximately $600,000 and the sales load were charged directly against the proceeds of the Rights Offering.

5.	Federal Income Taxes

As of October 31, 2011, net unrealized appreciation on investments for Federal income tax purposes was $30,922,544, consisting of $34,011,501 related to appreciated securities and $3,088,957 related to depreciated securities. The aggregate cost of investments, at October 31, 2011, for federal income tax purposes was $87,466,447.

At October 31, 2011 the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$3,661,136
Undistributed long term capital gains	23,071,272
Unrealized appreciation on investments and foreign currency transactions	30,973,590
Total accumulated earnings	$57,705,999

For Federal income tax purposes, there was no distribution for the fiscal year ended October 31, 2011 and October 31, 2010.

The Fund paid a dividend distribution of $3.065 per share to shareholders of record as of November 30, 2011 on January 18, 2012. The ex-dividend date was November 28, 2011. The distribution is comprised of short-term capital gains of $0.46 and long-term capital gains of $2.605

KOREA EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

per share. The dividend was paid in newly-issued shares of the Fund’s common stock. Shareholders had the option to request that their dividend be paid in cash in lieu of common stock; however, the aggregate amount of cash distributions to all shareholders was limited to $8,951,244, which represented 33% of the aggregate dollar amount of the total distribution. The 1,973,003 distributed shares of common stock were valued at $9.21 per share, which was the trade-weighted average trading price of the Fund’s common stock on the New York Stock Exchange during the three-business day period ended January 9, 2012.

During the fiscal year ended October 31, 2011, the Fund fully utilized its capital loss carry forwards of $2,039,680 against current year net realized capital gains. The Fund does not have any capital loss carryforwards as of October 31, 2011.

6.	Fair Value Measurements

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 2009 except for the disclosures surrounding purchases, sales, issuance and settlements, on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. The Fund adopted the applicable portion of the ASU 2010-06 for the fiscal year ended October 31, 2011, and the impact of such adoption is limited to additional disclosures in the financial statements.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2012.

Investments in
Level	Securities

Level 1
Equity Securities*	$102,599,849
Foreign Currency	1,601,470
Level 2	-0-
Level 3	-0-
Total	$104,201,319

*Please refer to the Schedule of Investments for a breakdown of the valuation by industry type.

During the six months ended April 30, 2012, there were no transfers between Level 1 and Level 2.

During the six months ended April 30, 2012, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

7.	Share Repurchases and Discount Management Plan

The Board of Directors of the Fund announced a Discount Management Plan on June 3, 2010. The Plan consisted of an open-market share repurchase program and a tender offer component. The Fund commenced share repurchases on the New York Stock Exchange on July 1, 2010. Between July 1, 2010 and August 13, 2010, the Fund repurchased 149,609 shares of its common stock for an aggregate purchase price of $1,483,505. The impact of the Plan resulted in less than a $0.01 change to the net asset value per share.

The Board of Directors announced an enhanced Discount Management Plan on August 17, 2010 that provided for a tender offer of up to 20 percent of the Fund’s outstanding shares of common stock. The enhanced Plan also contemplates that the Board of Directors will annually evaluate whether, taking into account the Fund’s performance, trading discount from net asset value and other relevant factors, the Fund should make an additional tender offer for between 5 and 15 percent of its outstanding shares of common stock. On November 17, 2010, the Fund commenced a tender offer for up to 2,212,479 shares of its outstanding common stock at a price equal to 98 percent of the net asset value per share on the expiration date of the offer. The tender offer expired on December 17, 2010, at which time the offer was oversubscribed. The Fund purchased the maximum number of shares covered by the offer at a price of $12.79 per share, which represented a price equal to 98 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on December 17, 2010. As a result of the tender offer, $28,297,607 was distributed to the shareholders and there was a $0.06 increase to the net asset value per share.

The Fund’s intention to conduct a second tender offer was announced on June 7, 2011. This tender offer was for up to 10 percent of the Fund’s outstanding stock during the fourth quarter of 2011 if the Fund's stock traded at a specific discount during the third quarter of 2011. The stock did trade at the specific discount. The Fund commenced an offer for up to 1,082,292 shares of its common stock on January 31, 2012. The offer expired on March 5, 2012, at which time the Fund purchased the maximum number of shares covered by the offer at a price of $10.33, which represented a price equal to 98 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on March 5, 2012. As a result of the tender offer, $11,180,076 was distributed to the shareholders and there was a $0.02 increase to the net asset value per share.

8.	Recent Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards ("IFRS")”("ASU 2011- 04"). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

KOREA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each period:

	For the Six Months Ended April 30, 2012	For the Year Ended October 31,
	(Unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.69	$12.30	$9.76	$6.51	$16.42	$11.28
Net investment income (loss)@	(0.02)	(0.16)	(0.07)	(0.02)	0.04	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	0.04	1.49	2.61	3.28	(9.93)	5.64
Total from investment operations	0.02	1.33	2.54	3.26	(9.89)	5.66
Distributions:
Distributions from investment income, net	(0.46)	—	—	(0.01)	(0.02)	—
Distributions from capital gain	(2.61)	—	—	—	—	—
Total from distributions	(3.07)	—	—	(0.01)	(0.02)	—

Fund Share Transactions
Effect of the Tender Offer***	0.02	0.06	—	—	—	—
Dilutive effect of Rights Offering**	—	—	—	—	—	(0.38)
Offering costs charged to paid-in capital in excess of par	—	—	—	—	—	(0.14)
Total Fund share transactions	0.02	0.06	—	—	—	(0.52)
Net asset value, end of period	$10.66	$13.69	$12.30	$9.76	$6.51	$16.42

Market value, end of year	$9.60	$12.41	$11.25	$8.40	$5.54	$15.38
Total investment return†	(1.8%)	10.3%	33.9%	51.9%	(63.9%)	47.9%
Ratio to average net assets/supplemental data:
Net assets, end of period (000)	$103,844	$121,195	$136,026	$109,460	$72,940	$184,129
Operating expenses	1.96%*	1.90%	1.81%	1.64%	1.36%	1.36%
Net investment income (loss)	(0.41%)*	(1.13%)	(0.68%)	(0.33%)	0.32%	0.20%
Portfolio turnover	31%	75%	52%	57%	45%	20%

†	Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total investment return does not reflect sales commissions.
@	Based on average shares outstanding.
*	Annualized
**	Decrease is due to the Rights Offering (See Note 4).
***	Increase is due to Tender Offers (See Note 7)

See notes to financial statements.

BOARD OF DIRECTORS
Rodney A. Buck
David B. Chemidlin
Phillip Goldstein
E. Han Kim
Chor Weng Tan
Masashi Terachi

OFFICERS
Masashi Terachi, President
Kenneth L. Munt, Vice President
Hiromichi Aoki, Vice President
Rita Chopra-Brathwaite, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Robert Kleinman, Treasurer
Amy J. Marose, Assistant Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1 Nihonbashi, Chuo-ku
Tokyo 103-8260, Japan

INVESTMENT SUB-ADVISERS
Nomura Asset Management Hong Kong Limited
30th Floor, Two International Finance Center
8 Finance Street
Central, Hong Kong
Nomura Asset Management Singapore Limited
10 Marina Boulevard
Marina Bay Financial Centre Tower 2, #33-03
Singapore 018983

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT, TRANSFER AGENT AND
REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

KOREA EQUITY FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281

This Report, including the Financial Statements, is transmitted to the Shareholders of Korea Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this Report.

The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund’s independent accountants, Ernst & Young LLP, and accordingly, they express no opinion thereon.
KOREA Equity Fund, Inc. SEMI-ANNUAL REPORT APRIL 30, 2012

ITEM 2.  CODE OF ETHICS

Not applicable to this semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to this semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this semi-annual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this semi-annual report.

ITEM 6.  SCHEDULE OF INVESTMENTS

(a) The Registrant’s investments in securities of unaffiliated issuers as of 04/30/12 are included in the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual report.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) Not applicable to this semi-annual report.

(b) None.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
March 1, 2012 - March 31, 2012	1,082,292	$10.33	1,082,292	$0

*
On January 31, 2012, the Fund commenced a tender offer for  up to 1,082,292 shares of its outstanding common stock at a price equal to 98 percent of the net asset value per share on the business day immediately following the expiration date of the offer.  The tender offer expired on March 5, 2012. The Fund purchased the maximum number of shares covered by the offer at a price of $10.33 per share in accordance with the terms of the tender offer.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by  this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS

(a) (1)	Not applicable to this semi-annual report.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2a under the Investment Company Act of 1940 are attached hereto as an exhibit.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.

By:  /s/ Masashi Terachi
---------------------------------------
Masashi Terachi, President
(Principal Executive Officer)

Date:   July 9, 2012
---------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Robert Kleinman
-----------------------------------------------
Robert Kleinman,  Treasurer
(Principal Financial Officer)

Date:  July 9, 2012
----------------------------------------------